Form 8-K/A
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                       AMENDMENT TO APPLICATION OR REPORT
                  Filed Pursuant to Section 12, 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934

                       United Dominion Realty Trust, Inc.
             (Exact name of registrant as specified in its charter)

                                AMENDMENT NO. 1

     The undersigned registrant hereby amends its Current Report on Form 8-K dated September 1, 1994 by adding the Historical Summary of Revenues and Certain Rental Expenses, the Estimates of Net Income and Funds Generated and the Pro Forma Condensed Financial Statements (Unaudited) and the Notes thereto, as set forth on the pages attached hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Real Estate Properties Acquired
     (b)  Pro Forma Financial Information
     (c)  Exhibits
              (23) Consents of experts

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   UNITED DOMINION REALTY TRUST, INC.
                                              (Registrant)



                                   /s/ Jerry A. Davis
                                   Jerry A. Davis
                                   Vice President
                                   Corporate Controller


Date:  November 11, 1994

                       Independent Auditors' Report


To the Owners of
Griffin Crossings Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Griffin Crossings Apartments for the year ended December 31, 1993. This financial statement is the responsibility of the management of Griffin Crossings Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Griffin Crossings Apartments' revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Griffin Crossings Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.




/s/L. P. Martin & Company, P.C.
L. P. Martin & Company, P.C.
Certified Public Accountants
September 27, 1994

                        GRIFFIN CROSSINGS APARTMENTS
                       STATEMENT OF RENTAL OPERATIONS
                        YEAR ENDED DECEMBER 31, 1993



REVENUES FROM RENTAL PROPERTY            $1,488,130

RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                          104,937
 Repairs and Maintenance                    194,990
 Utilities                                   85,520
 Property Management Fees (Note 3)           75,292
 Other Operating Expenses                   223,156

     TOTAL RENTAL PROPERTY EXPENSES         683,895

     INCOME FROM RENTAL OPERATIONS       $  804,235


The accompanying notes are an integral part of this statement.

                        GRIFFIN CROSSINGS APARTMENTS
                NOTES TO THE STATEMENT OF RENTAL OPERATIONS
                       YEAR ENDED DECEMBER 31, 1993

NOTE 1 - BASIS OF PRESENTATION

Griffin Crossings Apartments (The Property) consists of a 272 unit garden style residential apartment community located in Griffin, Georgia, together with the existing leases. The assets that comprise the Property have been held as an investment of McIntosh Associates, a Georgia general partnership (the owner), throughout the year ended December 31, 1993. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition

The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.


NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through Focus Management, Inc. (formerly Tempo Management, Inc.), an affiliate of the owner of the property. Fees for such services were 5% of gross receipts from operations, as defined in the property management agreement.

NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty Trust, Inc. on June 8, 1994. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                          Independent Auditors' Report




To the Owners of
Clear Run Apartments


We have audited the accompanying statement of rental operations (as defined in Note 2) of Clear Run Apartments for the year ended December 31, 1993. This financial statement is the responsibility of the management of Clear Run Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Clear Run Apartments' revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Clear Run Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.



/s/L. P. Martin & Company, P.C.
L. P. Martin & Company, P.C.
Certified Public Accountants
September 27, 1994

                        CLEAR RUN APARTMENTS
                   STATEMENT OF RENTAL OPERATIONS
                    YEAR ENDED DECEMBER 31, 1993



REVENUES FROM RENTAL PROPERTY               $1,393,598

RENTAL PROPERTY EXPENSES:
  Real Estate Taxes                            107,071
  Repairs and Maintenance                      158,840
  Utilities                                     83,652
  Property Management Fees (Note 3)             84,240
  Other Operating Expenses                     121,215

      TOTAL RENTAL PROPERTY EXPENSES           555,018

      INCOME FROM RENTAL OPERATIONS         $  838,580





The accompanying notes are an integral part of this statement.

                                CLEAR RUN APARTMENTS
                   NOTES TO THE STATEMENT OF RENTAL OPERATIONS
                          YEAR ENDED DECEMBER 31, 1993

NOTE 1 - BASIS OF PRESENTATION

Clear Run Apartments (The Property) consists of a 228 unit garden style residential apartment community located in Wilmington, North Carolina together with the existing leases. The assets that comprise the Property have been held as an investment of Clear Run Apartment Properties Limited Partnership, a North Carolina limited partnership (the owner), throughout the year ended December 31, 1993. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition

The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.


NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through Harbour Associates of
Wilmington, Inc., an affiliate of the owner of the property.   Fees for such
services were 6% of gross receipts from operations, as defined in the property management agreement.


NOTE 4 - SALE OF PROPERTY
The property was sold to UDRT of North Carolina, L. L. C., a wholly owned subsidiary of United Dominion Realty Trust, Inc. on July 22, 1994. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                          Independent Auditors' Report

To the Owners of
Regatta Shores Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Regatta Shores Apartments for the year ended December 31, 1993. This financial statement is the responsibility of the management of Regatta Shores Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Regatta Shores Apartments' revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Regatta Shores Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.



/s/L. P. Martin & Company, P.C.
L. P. Martin & Company, P.C.
Certified Public Accountants
September 20, 1994

                        REGATTA SHORES APARTMENTS
                     STATEMENT OF RENTAL OPERATIONS
                      YEAR ENDED DECEMBER 31, 1993


REVENUES FROM RENTAL PROPERTY             $1,272,259

RENTAL PROPERTY EXPENSES:
  Real Estate Taxes                          149,276
  Repairs and Maintenance                    199,071
  Utilities                                   87,345
  Property Management Fees (Note 3)           58,680
  Other Operating Expenses                   192,461

       TOTAL RENTAL PROPERTY EXPENSES        686,833

       INCOME FROM RENTAL OPERATIONS      $  585,426


The accompanying notes are an integral part of this statement.

                        REGATTA SHORES APARTMENTS
             NOTES TO THE STATEMENT OF RENTAL OPERATIONS
                      YEAR ENDED DECEMBER 31, 1993

NOTE 1 - BASIS OF PRESENTATION

Regatta Shores Apartments (The Property) consists of a 256 unit garden style residential apartment community located in Sanford, Florida together with the existing leases. The assets that comprise the Property have been held as an investment of Regatta Partners, Ltd., a Florida limited partnership (the owner), throughout the year ended December 31, 1993. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition

The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.


NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through FRM Properties Inc., an affiliate of the owner of the property. Fees for such services were 5% of gross receipts from operations, as defined in the property management agreement.


NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty Trust, Inc. on June 30, 1994. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                      Independent Auditors' Report

To the Owners of
Hampton Greene Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Hampton Greene Apartments for the year ended December 31, 1993. This financial statement is the responsibility of the management of Hampton Greene Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Hampton Greene Apartments' revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Hampton Greene Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.



/s/L. P. Martin & Company, P.C.
L. P. Martin & Company, P.C.
Certified Public Accountants
September 29, 1994

                        HAMPTON GREENE APARTMENTS
                      STATEMENT OF RENTAL OPERATIONS
                       YEAR ENDED DECEMBER 31, 1993


REVENUES FROM RENTAL PROPERTY          $1,623,674

RENTAL PROPERTY EXPENSES:
  Real Estate Taxes                       165,365
  Repairs and Maintenance                 185,121
  Utilities                                85,801
  Property Management Fees (Note 3)        78,010
  Other Operating Expenses                203,762

       TOTAL RENTAL PROPERTY EXPENSES     718,059

       INCOME FROM RENTAL OPERATIONS   $  905,615





The accompanying notes are an integral part of this statement.

                        HAMPTON GREENE APARTMENTS
              NOTES TO THE STATEMENT OF RENTAL OPERATIONS
                      YEAR ENDED DECEMBER 31, 1993

NOTE 1 - BASIS OF PRESENTATION

Hampton Greene Apartments (The Property) consists of a 304 unit garden style residential apartment community located in Columbia, South Carolina, together with the existing leases. The assets that comprise the Property have been held as an investment of Gills Creek Parkway Associates, L.P., a South Carolina limited partnership (the owner), throughout the year ended December 31, 1993. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition

The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.


NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through Trammell Crow Residential (January 1 to September 30, 1993) and R.S. Warren & Associates, Inc. (October 1
to December 31, 1994).   Fees for such services were 5% and 4.5%, respectively,
of gross receipts from operations, as defined in the property management agreements.


NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty Trust, Inc. on August 19, 1994. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                          Independent Auditors' Report




To the Owners of
Santa Barbara Landings Apartments




We have audited the accompanying statement of rental operations (as defined in Note 2) of Santa Barbara Landings Apartments for the year ended December 31, 1993. This financial statement is the responsibility of the management of Santa Barbara Landings Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Santa Barbara Landings Apartments' revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Santa Barbara Landings Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.



/s/L. P. Martin & Company, P.C.
L. P. Martin & Company, P.C.
Certified Public Accountants
November 2, 1994

                       SANTA BARBARA LANDINGS APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1993






REVENUES FROM RENTAL PROPERTY                     $ 1,464,924

RENTAL PROPERTY EXPENSES:
  Real Estate Taxes                                   103,344
  Repairs and Maintenance                             292,674
  Utilities                                           141,619
  Property Management Fees (Note 3)                    38,953
  Other Operating Expenses                            210,211

	TOTAL RENTAL PROPERTY EXPENSES                786,801

	INCOME FROM RENTAL OPERATIONS              $  678,123










The accompanying notes are an integral part of this statement.

                       SANTA BARBARA LANDINGS APARTMENTS

                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1993



NOTE 1 - BASIS OF PRESENTATION

Santa Barbara Landings Apartments (The Property) consists of a 248 unit garden style residential apartment community located in Naples, Florida together with the existing leases. The assets that comprise the Property have been held as an investment of Santa Barbara Landings Partners, a Florida general partnership (the owner), throughout the year ended December 31, 1993. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition

The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.


NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through North American Properties of
South Florida, Inc., an affiliate of the owner of the property.   Fees for such
services were 1% of gross receipts from operations, in addition to monthly charges for accounting services and expense reimbursements.


NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty Trust, Inc. on September 1, 1994. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                          Report of Independent Auditors


To the Board of Directors
United Dominion Realty Trust, Inc.
10 South Sixth Street, Suite 203
Richmond, VA 23219-3802


We have audited the accompanying statement of rental operations of Alexander Glen Apartments, as defined in Note 2, for the year ended December 31, 1993. This statement is the responsibility of the management of Alexander Glen Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion on a Current Report on Form 8-K of United Dominion Realty Trust as described in
Note 1 and is not intended to be a complete presentation of the gross income and direct operating expenses.

In our opinion, based on our audit the statement referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Alexander Glen Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.


                        /s/ALLOY, SILVERSTEIN, SHAPIRO, ADAMS, MULFORD & CO.
                           ALLOY, SILVERSTEIN, SHAPIRO, ADAMS, MULFORD & CO.

August 18, 1994

                                ALEXANDER GLEN APARTMENTS
                             STATEMENT OF RENTAL OPERATIONS
                              YEAR ENDED DECEMBER 31, 1993


REVENUES FROM RENTAL PROPERTY                            $958,644

RENTAL PROPERTY EXPENSES
  Real Estate Taxes                   $86,799
  Repairs and Maintenance              92,934
  Utilities, Water and Sewer           50,583
  Property Management Fees             48,508
  Other Operating Expenses            116,605

TOTAL RENTAL PROPERTY EXPENSES                            395,429
INCOME FROM RENTAL OPERATIONS                            $563,215



The accompanying notes are an integral part of this statement.

                       ALEXANDER GLEN APARTMENTS
               NOTES TO STATEMENT OF RENTAL OPERATIONS
                     YEAR ENDED DECEMBER 31, 1993

1. Basis of Presentation

   The Alexander Glen Apartments consist of a residential apartment property together with the existing leases and property management agreement. The property is located in Charlotte, North Carolina and contains 148 residential units. The assets that comprise the property have been held as an investment of a partnership affiliated with Clover Financial Corporation throughout the year ended December 31, 1993. The accompanying financial statement presents the results of the rental operations of the property.


2. Summary of Significant Accounting Policies

   Revenue and Expense Recognition
   The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes and mortgage interest expense are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

   Repairs and Maintenance
   Repairs and maintenance costs were expensed as incurred, while significant improvements, renovations and replacements were capitalized.


3. Property Management Fees
   Property management services were provided through an affiliate of Clover Financial Corporation. Fees for such services were 5% of gross receipts from operations as defined in the property management agreement.

                          UNITED DOMINION REALTY TRUST, INC.

                             CERTAIN PROPERTIES ACQUIRED
                   SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES
                         FOR THE YEAR ENDED DECEMBER 31, 1993


Rental income                                                     $8,201,229
Rental expenses (excluding depreciation):
      Utilities                                 $  534,520
      Repairs and maintenance                    1,123,630
      Real estate taxes                            716,792
      Property management                          383,683
      Other rental expenses                      1,067,410         3,826,035
Excess of revenues over certain rental expenses                   $4,375,194



                             CERTAIN PROPERTIES ACQUIRED
               COMBINED SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES
                        FOR THE SIX MONTHS ENDED JUNE 30, 1994

Rental income                                                     $4,029,498
Rental expenses (excluding depreciation):
      Utilities                                 $259,508
      Repairs                                    516,310
      Real estate taxes                          345,285
      Property management                        184,166
      Other rental expenses                      482,034           1,787,303
Excess of revenues over certain rental expenses                   $2,242,195

                          UNITED DOMINION REALTY TRUST, INC.

               NOTES TO SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES


      The summaries of revenues  and certain rental expenses reflect the
operations of Griffin  Crossing  Apartments,   Regatta  Shores Apartments,
Clear Run Apartments, Alexander Glen Apartments, Hampton Greene Apartments and Santa Barbara Landing Apartments (the "Properties") for the year ended December 31, 1993 based upon the audited statement of rental operations of the properties appearing elsewhere herein and for the six month period ended June 30, 1994 based upon the unaudited combined statements of rental operations of the properties through the date on which it was acquired.
During 1993 and a portion of 1994, the properties were owned and operated by an entity other than United Dominion Realty Trust (the "Trust").

      The summaries have been prepared on the accrual method of accounting. Rental expenses include repair and maintenance expenses, utilities, real
estate  taxes, insurance  and certain  other expenses.   In  accordance with
the regulations of the Securities and Exchange Commission, mortgage interest expenses, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

      In assessing the properties, management considered the existing and potential tenant base, expected job growth in the area, occupancy rates, the
competitive nature of  the market  and comparative  rental rates.   Furthermore,
current and anticipated maintenance and repair costs, real estate taxes and anticipated capital improvements were assessed.

                          UNITED DOMINION REALTY TRUST, INC.

                 PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

      The following pro forma balance sheet at June 30, 1994 gives effect to the acquisition by the Trust of four apartment complexes purchased between July 22, 1994 and September 1, 1994 as if those transactions were consummated
on or before June 30, 1994.   Griffin Crossing Apartments and Regatta Shores
apartments were purchased prior to June 30, 1994, and therefore, are included in the Trust's historical June 30, 1994 balance sheet. Griffin Crossing Apartments located in Griffin, Georgia was purchased from McIntosh Associates, an affiliate of Focus Group in Atlanta on June 8, 1994. Regatta Shores Apartments located in Sanford, Florida was purchased from Regatta Partners,
Ltd., a Florida limited partnership on June 30, 1994.   Clear Run Apartments
located  in  Wilmington,  North  Carolina, was  purchased from  Clear  Run
Apartment Properties on  July 22, 1994.   Alexander Glen Apartments located  in
Charlotte, North Carolina, was purchased from Alexander Glen  Limited
Partnership, a New Jersey limited partnership on August 16, 1994.   Hampton
Greene Apartments located in Columbia, South Carolina, was purchased from Gills Green Parkway Associates, a limited partnership on August 20, 1994. Santa Barbara Landing Apartments located in Naples, Florida was purchased from Santa Barbara Landings Partners, a Florida general partnership on September 1, 1994.

      The pro forma condensed statements of operations for the year ended December 31, 1993 and the six months ended June 30, 1994 assume the acquisition of the properties as if it had occurred on January 1, 1993.

      The pro forma condensed  statements have been prepared by the management
of the Trust.    The  pro forma  condensed  financial statements  of  operations may not be indicative of the results that would have occurred had the acquisition been completed on the date indicated. Also, they necessarily are not indicative of future results. The pro forma condensed financial statements should be read in conjunction with the Trust's audited financial statements for the year ended December 31, 1993 (included in the Trust's Form 10-K for the year ended December 31, 1993) and the unaudited financial statements as of June 30, 1994 and the six months then ended (included in the Trust's Form 10-Q for the period ended June 30, 1994 and accompanying notes).

                       UNITED DOMINION REALTY TRUST, INC.
                            PRO FORMA BALANCE SHEET
                                 JUNE 30, 1994
                                  (UNAUDITED)
                  (IN THOUSANDS OF DOLLARS, EXCEPT SHARE DATA)

                                                                          ACQUISITIONS
                                                                           PREVIOUSLY
                                                                           REPORTED ON
                                                                         FORM 8-K DATED
                                                                          MAY 26, 1994          PRO
                                                                           (PORTFOLIO          FORMA            PRO
                                                        HISTORICAL      ACQUISITION) (2)   ADJUSTMENTS (1)     FORMA
BALANCE SHEET

ASSETS
Real estate owned
  Apartments.......................................     $604,436          $164,807          $ 37,278          $806,521
  Shopping centers.................................       74,614                                                74,614
  Office and industrial............................        4,595                                                 4,595
                                                         683,645           164,807            37,278           885,730
  Less accumulated depreciation....................      103,464                                               103,464
                                                         580,181           164,807            37,278           782,266
Cash and cash equivalents..........................       85,994           (80,000)                              5,994
Other assets.......................................       16,252            (6,258)                              9,994
                                                        $682,427          $ 78,549          $ 37,278          $798,254

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable.............................     $ 95,834          $ 11,696          $ 18,951          $126,481
Notes payable......................................      202,761            59,444            18,327           280,532
Accounts payable, accrued expenses and other.......       11,623               274                              11,897
Tenants' deposits and rents paid in advance........        3,999               665                               4,664
Distributions payable to shareholders..............        9,744                                                 9,744
                                                         323,961            72,079            37,278           433,318
Shareholders' equity:
  Common stock, $1 par value; 60,000,000 shares
  authorized 49,723,912 shares issued and outstanding
  (50,203,312 in pro forma) .......................       49,724               479                              50,203
  Preferred stock, 25,000,000 shares authorized,
  no shares outstanding............................           --                --                                  --
  Additional paid in capital ......................      403,109             5,991                             409,100
  Notes receivable from officer shareholders.......       (4,090)                                               (4,090)
  Distributions in excess of earnings..............      (90,277)                                              (90,277)
  Total shareholders equity........................      358,466             6,470                  0          364,936
                                                        $682,427          $ 78,549             37,278         $798,254

                                     UNITED DOMINION REALTY TRUST, INC.
                               PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                      SIX MONTHS ENDED JUNE 30, 1994
                                                (Unaudited)
                                   (In thousands, except per share data)

                                              ACQUISITIONS
                                               PREVIOUSLY
                                              REPORTED ON
                                             FORM 8-K DATED          ACQUISITIONS
                                            MAY 17, 1994 AND         REPORTED ON           PREVIOUS
                                             FORM 8-K DATED          FORM 8-K DATED        PRO FORMA      PRO FORMA        PRO
                            HISTORICAL      MAY 26, 1994(3)       SEPTEMBER 1, 1994 (4)   ADJUSTMENTS    ADJUSTMENTS      FORMA



Income
Property operations:
  Rental income               $56,379           $16,831                  $4,029                                          $77,239
  Property expenses:
    Utilities                   4,856             1,453                     260                                            6,589
    Repairs and maintenance     8,441             2,955                     516                                           11,912
    Real estate taxes           3,864             1,191                     345                                            5,400
    Property management         1,808               816                     184           ($239)(5)                        2,569
    Other operating expenses    4,854             2,406                     482            (277)(6)                        7,465
    Depreciation of real
     estate owned              12,020                                                     2,509 (7)         845(9)        15,374
                               35,843             8,821                   1,787           1,993             845           49,289
Income from property
 operations                    20,536             8,010                   2,242          (1,993)           (845)          27,950

Interest income                   386                                                       (89)(8)          (7)(10)          290

                               20,922             8,010                   2,242          (2,082)           (852)          28,240
Expenses
  Interest                     10,474                                                     3,524 (7)       1,694(11)       15,692
  General and administrative    2,595                                                                                      2,595
  Other depreciation and
    amortization                  371                                                                                        371
                               13,440                 0                        0          3,524           1,694           18,658

Income before gains (losses)
 on investments and
 extraordinary item             7,482             8,010                    2,242         (5,606)         (2,546)           9,582

Gains (losses) on sale of
 investments

Income before extraordinary
 item                           7,482             8,010                    2,242         (5,606)          (2,546)          9,582

Extraordinary item-early
 extinguishment of debt           (89)                                                                                       (89)

Net income                     $7,393            $8,010                   $2,242        ($5,606)         ($2,546)         $9,493

Net Income per share           $ 0.18                                                                                     $ 0.19

Distributions declared per
 share                         $ 0.39                                                                                     $ 0.39
Weighted Average shares
 outstanding                   42,100             7,617                                                                   49,717

                                              UNITED DOMINION REALTY TRUST, INC
                                        PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                            FOR THE YEAR ENDED DECEMBER 31, 1993
                                                        (Unaudited)
                                            (In thousands, except per share data)

                                              ACQUISITIONS
                                          PREVIOUSLY REPORTED
                                              REPORTED ON
                                            FORM 8-K DATED            ACQUISITIONS         PREVIOUS
                                            APRIL 15, 1994            REPORTED ON            PRO             PRO
                                            FORM 8-K DATED           FORM 8-K DATED         FORMA           FORMA         PRO
                            HISTORICAL     MAY 26, 1994 (3)        SEPTEMBER 1, 1994(4)  ADJUSTMENTS     ADJUSTMENTS     FORMA

Income
Property operations:
  Rental income               $89,084           $38,804                  $8,201                                        $136,089
  Property expenses:
    Utilities                   7,838             3,016                     535                                          11,389
    Repairs and maintenance    13,950             5,846                   1,123                                          20,919
    Real estate taxes           5,777             2,825                     717                                           9,319
    Property management         2,782             1,859                     384            ($528)(5)                      4,497
    Other operating expenses    7,512             5,764                   1,067             (554)(6)                     13,789
    Depreciation of real
     estate owned              19,764                                                      6,337 (7)         1,479(9)    27,580
                               57,623            19,310                   3,826            5,255             1,479       87,493

Income from property
 operations                    31,461            19,494                   4,375           (5,255)           (1,479)      48,596
Interest income                   708                                                                                       708
                               32,169            19,494                   4,375           (5,255)           (1,479)      49,304

Expenses
  Interest                     16,938                                                      8,442 (7)          2,851(11)  28,231
  General and administrative    3,349                                                                                     3,349
  Other depreciation and
     amortization                 596                                                                                       596

                               20,883                                                      8,442              2,851(11)  32,176

Income before gains on sales
 ofinvestments and
 extraordinary items           11,286            19,494                   4,375          (13,697)            (4,330)     17,128


Gains (losses) on sale
  of investments                  (89)                                                                                      (89)

Net income                    $11,197           $19,494                  $4,375         $(13,507)            (4,330)    $17,039
Net Income per share          $  0.29                                                                                   $  0.37

Distributions declared per
 share                        $  0.70                                                                                   $  0.70
Weighted Average shares
 outstanding                   38,202             8,479                                                                  46,681

                          UNITED DOMINION REALTY TRUST, INC.

            NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

1. To record the purchase of Clear Run Apartment, Alexander Glen Apartments, Hampton Greene Apartments and Santa Barbara Landing Apartments, acquired after June 30, 1994, assuming that the acquisitions were financed with unsecured bank borrowings and mortgage notes payable. Griffin Crossing Apartments and Regatta Shores Apartments were acquired prior to or on June 30, 1994 and are therefore included in the Trust's historical balance sheet.

2. Amounts appearing under the column entitled "Acquisitions Previously Reported on Form 8-K dated May 26, 1994" give effect to significant acquisitions that have been previously reported to the Securities and Exchange Commission by the Trust on Form 8-K dated May 26, 1994. The Form 8-K dated May 26, 1994, included the combined audited Statements of Rental Operations for the Portfolio Acquisition (On April 1, 1994, the Trust signed 25 separate contracts to acquire a portfolio of 25 apartment communities, locate dprimarily in the Southeast, in separate but related transactions from certain affiliates of Clover Financial corporation, a New Jersey Corporation for $162.9 million) which includes 21 apartment properties which were purchased on July 1, 1994, 3 apartment properties which were purchased on August 16, 1994 and one apartment property which was purchased on November 1, 1994.

3. Amounts appearing under the column entitled "Acquisitions Previously Reported on Form 8-K dated April 15, 1994, Form 8-K dated May 17, 1994 and Form 8-K dated May 26, 1994" give affect to significant acquisitions that have been previously reported to the Securities and Exchange Commission by the Trust on Forms 8-K dated April 15, 1994, May 17, 1994 and May 26, 1994.

4. To record historical results of the properties for the year ended December 31, 1993 and the six months ended June 30, 1994 as if the properties had been owned throughout each year.

5. To record the net decrease in property management fees for the acquisitions previously reported to the Securities and Exchange Commission on Form 8-K dated April 15, 1994, Form 8-K dated May 17, 1994 and Form 8-K dated May 26, 1994. The Trust internally manages its apartment properties at a cost of approximately 3.5% of rental income.

6. To record the net decrease in insurance expense to reflect that the Trust insures its apartments for approximately $107 per unit less than the historical insurance expense of the Portfolio Acquisition previously reported to the Securities and Exchange Commission on Form 8-K dated May 26, 1994.

7. To record depreciation and interest expense on the acquisitions previously reported to the Securities and Exchange Commission on Form 8-K dated April 15, 1994, Form 8-K dated May 17, 1994 and Form 8-K dated May 26, 1994.

8. Reflects the reduction of interest income associated with the use of short-term investments to acquire the Portfolio Acquisition (as previously reported on Form 8-K dated May 26, 1994) at assumed interest rates in effect at the time of the acquisition.

9. To record depreciation based upon the allocation of the purchase price depreciated over estimated useful lives between 15 and 35 years using the straight line method.


10. Reflects the reduction of interest income associated with he use of short-term investments to acquire the properties at assumed interest rates in effect at the time of each respective acquisition. For the six months ended June 30, 1994, such acquisitions consist of Regatta Shores Apartments.

11. To record interest expense on bank debt and mortgage notes payable used to finance the acquisition at assumed interest rates equal to market rates in effect at the time of each respective acquisition.

                    CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
United Dominion Realty Trust, Inc.:

We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated September 20, 1994, with respect to the statement of rental operations of Regatta Shores Apartments for the year ended December 31, 1993, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated September 1, 1994.



/s/L. P. Martin & Company, P.C.
L. P. Martin & Company, P.C.
Certified Public Accountants
October 7, 1994

                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
United Dominion Realty Trust, Inc.:


We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated September 27, 1994, with respect to the statement of rental operations of Clear Run Apartments for the year ended December 31, 1993, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated September 1, 1994.



/s/L. P. Martin & Company, P.C.
L. P. Martin & Company, P.C.
Certified Public Accountants
October 7, 1994

                    CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
United Dominion Realty Trust, Inc.:


We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated September 29, 1994, with respect to the statement of rental operations of Hampton Greene Apartments for the year ended December 31, 1993, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated September 1, 1994.



/s/L. P. Martin & Company, P.C.
L. P. Martin & Company, P.C.
Certified Public Accountants
October 7, 1994

                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
United Dominion Realty Trust, Inc.:


We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated September 27, 1994, with respect to the statement of rental operations of Griffin Crossings Apartments for the year ended December 31, 1993, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated September 1, 1994.



/s/L. P. Martin & Company, P.C.
L. P. Martin & Company, P.C.
Certified Public Accountants
October 7, 1994

                        CONSENT OF INDEPENDENT AUDITORS







The Board of Directors
United Dominion Realty Trust, Inc.:


We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated November 2, 1994, with respect to the statement of rental operations of Santa Barbara Landings Apartments for the year ended December 31, 1993, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated September 1, 1994.



/s/L.P. Martin & Company, P.C.
L.P. Martin & Company, P.C.
Certified Public Accountants
November 3, 1994

                     CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
United Dominion Realty Trust, Inc.


We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated August 18, 1994 with respect to the Statement of Rental Operations of Alexander Glen Apartments the year ended December 31, 1993 included in this Form 8-K dated September 1, 1994.




/s/ALLOY, SILVERSTEIN, SHAPIRO, ADAMS, MULFORD & CO.
ALLOY, SILVERSTEIN, SHAPIRO, ADAMS, MULFORD & CO.
Certified Public Accountants
October 31, 1994